As filed with the Securities and Exchange Commission on December 29, 1995
                                                                     File Nos.
                                                                      33-41340
                                                                      811-6336

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.  6                               (x)

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.    8                                            (x)

                        FRANKLIN INTERNATIONAL TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (415) 312-2000

       Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [  ]  immediately upon filing pursuant to paragraph (b)
   [  ]  on (Date) pursuant to paragraph (b)
   [X ]  on March 1, 1996 pursuant to paragraph (a)(i)
   [  ]  75 days after filing pursuant to paragraph (a)(ii)
   [  ]  on (Date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment



Calculation of Registration Fee Under the Securities Act of 1933

Title of                      Proposed                            Amount
Securities   Amount           Maximum            Proposed         of
Being        Being            Offering Price     Aggregate        Offering
Registered   Registered*      Per Share          Price*           Fee*
________________________________________________________________
Beneficial   571,483          $14.45         $289,997            $100
Interest______shares____________________________________________

*Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 6,625,532 shares were redeemed during the fiscal year ended October 31, 1995. 6,074,118 shares were used for reductions pursuant to Paragraph (d) of Rule 24f-2 during the current year. 551,414 shares is the amount of redeemed shares used for reduction in this amendment. Pursuant to 457(d) under the Securities Act of 1933, the maximum public offering price of $14.45 per share on December 21, 1995, is the price used as the basis for these calculations. The maximum public offering price per share varies and, thus, may be higher or lower than $14.45 in the future. While no fee is required for the 551,414 shares, the registrant has elected to register, for $100, an additional $289,997 of shares (approximately 20,069 shares at $14.45 per share).

As part of its initial registration statement, the registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and hereby continues such election. The registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on December 28, 1995.




                         FRANKLIN INTERNATIONAL TRUST

                            CROSS REFERENCE SHEET
                                  FORM N- 1A

                  Part A: Information Required in Prospectus
                       (TEMPLETON PACIFIC GROWTH FUND)

   N-1A                                         Location in
   Item No.      Item                           Registration Statement

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Table"

   3.            Condensed Financial            "Financial Highlights-
                 Information                    How Has the Fund Performed?" How
                                                Does the Fund Measure
                                                Performance?"

   4.            General Description of         "What Is the Templeton Pacific
                 Registrant                     Growth Fund?"; "How Does the
                                                Fund Invest Its Assets?"; "What
                                                Are the Fund's Potential
                                                Risks?"; "General Information"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Management's Discussion of     The response to this item is
                 Fund Performance               contained in the Registrant's
                                                Annual Report to Shareholders

   6.            Capital Stock and Other        "What Distributions Might I
                 Securities                     Receive from the Fund?"; "How
                                                Taxation Affects You and the
                                                Fund"; "General Information";
                                                "Registering Your Account"

   7.            Purchase of Securities Being   "Who Manages the Fund?";"How Do
                 Offered                        I Buy Shares?"; "What Programs
                                                and Privileges Are Available to
                                                Me as a Shareholder?"; "What If
                                                My Investment Outlook
                                                Changes?-Exchange Privilege";
                                                "Telephone Transactions"; "How
                                                Are Fund Shares Valued?"

   8.            Redemption or Repurchase       "What If My Investment Outlook
                                                Changes? - Exchange Privilege";
                                                "How Do I Sell Shares?";
                                                "Telephone Transactions"; "How
                                                Do I Get More Information About
                                                My Investment?"; "General
                                                Information"

   9.            Pending Legal Proceedings      Not Applicable


                         FRANKLIN INTERNATIONAL TRUST

                            CROSS REFERENCE SHEET
                                  FORM N- 1A

                  Part A: Information Required in Prospectus
                     (FRANKLIN INTERNATIONAL EQUITY FUND)

   N-1A                                         Location in
   Item No.      Item                           Registration Statement

   1.            Cover Page                     Cover Page

   2.            Synopsis                       "Expense Table"

   3.            Condensed Financial            "Financial Highlights-
                 Information                    How Has the Fund Performed?" How
                                                Does the Fund Measure
                                                Performance?"

   4.            General Description of         "What Is the Franklin
                 Registrant                     International Equity Fund?";
                                                "How Does the Fund Invest Its
                                                Assets?"; "What Are the Fund's
                                                Potential Risks?"; "General
                                                Information"

   5.            Management of the Fund         "Who Manages the Fund?"

   5A.           Management's Discussion of     The response to this item is
                 Fund Performance               contained in the Registrant's
                                                Annual Report to Shareholders

   6.            Capital Stock and Other        "What Distributions Might I
                 Securities                     Receive from the Fund?"; "How
                                                Taxation Affects You and the
                                                Fund"; "General Information";
                                                "Registering Your Account"

   7.            Purchase of Securities Being   "Who Manages the Fund?";"How Do
                 Offered                        I Buy Shares?"; "What Programs
                                                and Privileges Are Available to
                                                Me as a Shareholder?"; "What If
                                                My Investment Outlook
                                                Changes?-Exchange Privilege";
                                                "Telephone Transactions"; "How
                                                Are Fund Shares Valued?"

   8.            Redemption or Repurchase       "What If My Investment Outlook
                                                Changes? - Exchange Privilege";
                                                "How Do I Sell Shares?";
                                                "Telephone Transactions"; "How
                                                Do I Get More Information About
                                                My Investment?"; "General
                                                Information"

   9.            Pending Legal Proceedings      Not Applicable

                         FRANKLIN INTERNATIONAL TRUST

                            CROSS REFERENCE SHEET
                                  FORM N- 1A

                       Part B: Information Required in
                     Statement of Additional Information

10.              Cover Page                    Cover Page

11.              Table of Contents             Contents

12.              General Information and       "General Information"
                 History

13.              Investment Objectives and     "How Do the Funds Invest Their
                 Policies                     Assets?" "Investment Restrictions"

14.              Management of the Fund        "Officers and Trustees";
                                               "Investment Advisory and Other
                                               Services"

15.              Control Persons and           "Officers and Trustees";
                 Principal Holders of          "Investment Advisory and Other
                 Securities                    Services"; "General Information"

16.              Investment Advisory and       "Investment Advisory and Other
                 Other Services              Services"; "The Funds' Underwriter"

17.              Brokerage Allocation and      "How Do the Funds Purchase
                 Other Practices               Securities For Their Portfolios?"

18.              Capital Stock and Other       "How Do I Buy and Sell Shares?";
                 Securities                    "How are Fund Shares Valued?";
                                               "Financial Statements"

19.              Purchase, Redemption and      "How Do I Buy and Sell Shares?";
                 Pricing of Securities Being   "How Are Fund Shares Valued?";
                 Offered                       "Financial Statements""

20.              Tax Status                    "Additional Information Regarding
                                               Taxation"

21.              Underwriters                  "The Fund's Underwriter"

22.              Calculation of Performance    "General Information"
                 Data

23.              Financial Statements          "Financial Statements"



TEMPLETON
PACIFIC
GROWTH FUND

FRANKLIN TEMPLETON INTERNATIONAL TRUST

PROSPECTUS

MARCH 1, 1996

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

Franklin Templeton International Trust (the "Trust") is an open-end management investment company consisting of two separate diversified series. Each series of the Trust in effect represents a separate fund with its own investment objective and policies, with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Templeton Pacific Growth Fund (the "Fund"), a diversified series, which seeks long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. The Fund invests in domestic and foreign securities as described under "How Does the Fund Invest Its Assets?"



Under normal market conditions, the Fund's assets are substantially invested in equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts, or ADRs ("Equity Securities").



This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information ("SAI") concerning the Trust, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                                         PAGE

Expense Table



Financial Highlights - How Has the Fund Performed?

What Is the Templeton Pacific Growth Fund?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are
  Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information

Registering Your Account

Important Notice Regarding
  Taxpayer IRS Certifications

Useful Terms and Definitions
  in this Prospectus



EXPENSE TABLE



The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund for the Fund's fiscal year ended October 31, 1995.



SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                             4.50%
Deferred Sales Charge                                              NONE+
Exchange Fee (per transaction)                                    $5.00*

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                   1.00%
12b-1 Fees                                                        0.19%**
Other Expenses:
  Custodian Fees                                    0.12%
  Shareholder Servicing costs                       0.12%
  Other                                             0.29%
                                                    -----

Total Other Expenses                                              0.53%

Total Fund Operating Expenses                                     1.72%



+Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge." *$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee. **The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.25%. See "Who Manages the Fund? - Plan of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.



EXAMPLE



As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

       ONE YEAR*       THREE YEARS      FIVE YEARS       TEN YEARS
       $62             $97              $134             $239

*Assumes that a contingent deferred sales charge will not apply.

This example is based on the aggregate annual operating expenses of the Fund shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of the Fund. The information for each of the four fiscal years in the period ended October 31, 1995 and for the period from September 20, 1991 (effective date of registration) to October 31, 1991 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the Trust's Annual Report to Shareholders dated October 31, 1995. See the discussion "Reports to Shareholders" under "General Information" in this Prospectus.



                             Per Share Operating Performance**                                      Ratios/Supplemental Data
                   -----------------------------------------------------                           ---------------------------
           Net             Net                                                                                      Ratio
          Asset        Realized &    Total    Distri-   Distri-               Net                       Ratio of   of Net
         Values    Net Unrealized    From     butions   butions              Asset           Net Assets Expenses Investment
  Year  at Begin-Invest-  Gain      Invest-  From Net    From               Values             at End  to Average  Income  Portfolio
  Ended   ning    ment  (Loss) on    ment   Investment  Capital    Total    at End    Total    of Year     Net   to AverageTurnover
 Oct. 31 of Year IncomeSecurities Operations  Income     Gains Distributionsof Year Return++ (in 000's)  Assets  Net Assets  Rate
1991+    $10.01   $.06     $--      $ .060      $--       $--       $--     $10.07    .60%     $ 1,165   --%***    5.01%*    --%
1992      10.07    .14    .836       .976     (.146)      --      (.146)     10.90    9.77      5,724    .29***     1.80     62.96
1993      10.90    .19    3.825      4.015    (.193)    (.282)    (.475)     14.44    38.46    22,619    .50***     2.03     47.52
1994      14.44    .21    1.008      1.218    (.198)    (.060)    (.258)     15.40    8.46     58,241    1.22***    1.54     9.16
1995      15.40    .15   (1.013)     (.863)   (.156)    (.271)    (.427)     14.11   (5.54)    50,247    1.72       1.04    36.21





+For the period September 20, 1991 (effective date of registration) to October 31, 1991. ++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized. *Annualized. **Selected data for a share of beneficial interest outstanding throughout the year. ***During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees. Had such action not been taken, ratios of operating expenses to average net assets would have been as follows:



                                                RATIO OF
                                                EXPENSES
                                               TO AVERAGE
                                               NET ASSETS
                 1991+                           2.50%*
                 1992                             2.50
                 1993                             2.31
                 1994                             1.72




WHAT IS THE TEMPLETON PACIFIC GROWTH FUND?

The Trust is an open-end management investment company which consists of two diversified series, commonly called "mutual funds." The Trust is a Delaware business trust, organized on March 22, 1991, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is managed by Franklin Advisers, Inc. (the "Manager" or "Advisers") and up until December 31, 1992, received portfolio advice and management assistance from Barclays de Zoete Wedd Investment Management Inc. ("BZWIM"). Since January 1, 1993, Templeton Investment Counsel, Inc. ("TICI" or the "Sub-advisor"), an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), serves as the sub-advisor under a contract with the Manager providing services similar to those provided by BZWIM and with no increase in fees to shareholders. See "Who Manages the Fund?"

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value plus a variable sales charge not exceeding 4.50% of the offering price depending upon the amount invested. Please see "How Do I Buy Shares?"

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's principal investment objective is to seek to provide long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in Equity Securities which trade on markets in the Pacific Rim, and which are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. The objective is a fundamental policy and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

For purposes of the Fund's 65% investment policy, the countries in the Pacific Rim are Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand. It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in securities of foreign issuers in at least three of the countries listed herein. The Fund, may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. The investments may consist of: (i) securities of issuers in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities or geography to the countries in the Pacific Rim; and (ii) securities of issuers located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim. For example, the Fund may invest in a company outside of the Pacific Rim when the Sub-advisor believes at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Up to 35% of the Fund's total assets may be invested in investment grade bonds, fixed-income debt securities and synthetic securities, rated "Baa" or better by Moody's Investors Service ("Moody's") or "BBB" or better by Standard & Poor's Corporation ("S&P") or that are not rated but determined by management to be of comparable quality. The Fund may seek capital appreciation by investing in such debt securities which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. The receipt of income from such debt securities is incidental to the Fund's investment objective of growth of capital. These debt obligations consist of U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds and depository receipts. The issuers of such debt securities may or may not be domiciled in the Pacific Rim.



Fixed-income debt securities within the top three categories (i.e., "AAA", "AA" and "A" by S&P or "Aaa", "Aa" or "A" by Moody's) comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (i.e., "BBB" by S&P or "Baa" by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. An Appendix discussing these ratings is included in the SAI.

In the event the rating on an issue held in the Fund's portfolio is lowered by a rating service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

TRADING IN OPTIONS



The Fund may purchase put and call options and write covered put and call options on securities and securities indices. Such options may be traded on U.S. exchanges and, to the extent permitted by law, over-the-counter and on foreign exchanges. The Fund will not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets.



WRITING CALL AND PUT OPTIONS ON SECURITIES. The Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. All options written by the Fund will be "covered."

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high-grade debt securities in a segregated account with its custodian.

A put option written by the Fund is "covered" if the Fund maintains cash and high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected when the Fund so desires.

PURCHASING CALL OPTIONS. The Fund may purchase call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. The Fund may also purchase call options on securities held in its portfolios and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

PURCHASING PUT OPTIONS. The Fund may purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

OPTIONS ON STOCK INDICES. The Fund may also purchase and write call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

All options written on stock indices must be covered. When the Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality, fixed-income securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

FORWARD CONVERSIONS. The Fund may engage in "forward conversion" transactions. In a forward conversion, the Fund will purchase securities and write call options and purchase put options on such securities. All options written by the Fund will be covered. By purchasing puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the Fund's total return if the conversion is terminated prior to the expiration date of the options. In such event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by purchasing put options.

OVER-THE-COUNTER OPTIONS ON SECURITIES ("OTC" OPTIONS). The Fund may write covered put and call options and purchase put and call options which trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous, liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued the option. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.



The Fund understands the current position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its advisers disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options as subject to the Fund's limitation on illiquid securities. (See "How Does the Fund Invest Its Assets? - Illiquid Investments.")



SPREAD AND STRADDLE TRANSACTIONS. The Fund may engage in "spread" transactions in which it purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. The Fund may also engage in so-called "straddles," in which it purchases or writes combinations of put and call options on the same security. Because the purchase of options by the Fund in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in such option transactions. The Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.

FUTURES TRANSACTIONS

The Fund may purchase or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock index futures contracts; and (v) options on stock index futures contracts (collectively, "Futures Transactions") for bona fide hedging purposes. The Fund may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission ("CFTC") for sale to customers in the U.S., on foreign exchanges. The Fund will not engage in Futures Transactions for speculation but only as a hedge against changes resulting from market conditions in the value of its securities or securities which it intends to purchase. The Fund will not enter into any Futures Transactions if, immediately thereafter, more than 20% of the Fund's net assets would be represented by futures contracts or options thereon. In addition, the Fund will not engage in any Futures Transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets.

FINANCIAL FUTURES CONTRACTS. Financial futures are commodity contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.



To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value.



INTEREST RATE FUTURES CONTRACTS. Interest Rate Futures Contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, which depends primarily on prevailing interest rates.

The Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Fund may also purchase put and call options and write covered put and call options on interest rate futures contracts to hedge against risks associated with shifts in interest rates.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its Equity Securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

CURRENCY HEDGING TRANSACTIONS. In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.

A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).



The Fund may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In addition, the Fund may engage in cross-hedging transactions by using forward contracts in one currency to hedge against fluctuations in value of securities denominated in a different currency when there is a pattern of correlation between the two currencies.



The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options and writing, on a covered basis, put and call options on currencies traded on exchanges. A put option can give the Fund the right to sell a currency at the exercise price on or before the expiration of the option. A call option can give the purchaser of the option the right to purchase a currency at the exercise price on or before the expiration of the option. The purchase or writing of a foreign currency option may constitute an effective hedge against foreign exchange rate fluctuations. As with other kinds of option transactions, however, the writing of a foreign currency option will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. Likewise, with respect to foreign currency options purchased by the Fund, the Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund's position. The Fund may use foreign currency options to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation to the first currency. Foreign currency options to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. The Fund will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.



Transactions in options, futures, options on futures and forward contracts are generally considered "derivative securities."



SECURITIES WARRANTS. The Fund may invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.



CONVERTIBLE SECURITIES. The Fund may invest in debt obligations and preferred stocks that are convertible within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may be called by the issuer but only after a specified date and under certain circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in any capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the security, which will be either an operating company or an investment bank.

Because convertible securities have features of both common stock and fixed-income securities, their value can be influenced by both interest rate and market movements. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

When issued by an operating company, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed-income securities issued by the respective company. When convertible securities issued by operating companies are converted, the operating company typically issues new common stock to the holder of the security. However, if the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay out cash instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank.

The convertible debt obligations in which the Fund may invest are subject to the same rating criteria as the Fund's investments in fixed-income securities. However, unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stocks generally have no maturity date and they pay dividends, rather than interest payments. For more information on convertible securities, including enhanced convertible securities, please see the SAI.



SYNTHETIC CONVERTIBLES. The Fund may invest up to 35% of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible, that is, fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are not considered to be Equity Securities for purposes of the Fund's 65% investment policy.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Fund expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers or to combine a fixed-income security with a call option on a stock index, when it is determined that such a combination would better promote the Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately, and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component, will decline.



LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 33 1/3% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.



BORROWING. As a fundamental policy, the Fund will not borrow money or mortgage or pledge any of its assets, except that borrowings and the pledging of assets therefor to meet redemption requests and for other temporary or emergency purposes may be made from banks in an amount up to 10% of total asset value. While borrowings exceed 5% of the Fund's total assets, it will not make any additional investments.



ILLIQUID INVESTMENTS. The Fund reserves the right to invest up to 10% of its net assets in illiquid securities (a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). It is the current policy of the Fund, however (which may be changed without the approval of the Fund's shareholders), to limit any such investments (including illiquid Equity Securities, repurchase agreements of more than seven days duration, OTC options, illiquid real estate investment trusts, securities of issuers with less than three years continuous operation and other securities which are not readily marketable) to 5% of the Fund's net assets. The Board of Trustees has authorized the Fund to invest in restricted securities where such investments are consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid and thus not within the foregoing 10% limit, to the extent the Sub-advisor or the Manager, as the case may be, determines on a daily basis that there is a liquid institutional or other market for such securities. Notwithstanding the determinations of the Manager and the Sub-advisor in this regard, the Board of Trustees remains responsible for such determinations and considers appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid subsequent to its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. (See "How Do the Funds Invest Their Assets? - Other Investment Policies" in the SAI.)

SHORT-TERM INVESTMENTS. Occasionally, in order to honor redemptions, pending investment of proceeds from new sales of Fund shares or to satisfy other short-term needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest a portion of its assets in high quality money-market instruments. In any period of market weakness or of uncertain market or economic conditions, or while awaiting attractive investment opportunities, the Fund may establish a temporary defensive position by investing in high quality money-market instruments if the Manager or Sub-advisor anticipates that developments in any market may seriously jeopardize the value of most Equity Securities in such market. Any decision to substantially withdraw from the equity market is reviewed by the Board of Trustees. Money-market instruments in which the Fund may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities; commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements secured by any of the foregoing. It is impossible to predict when or for how long the Fund would employ defensive strategies. All such securities will be rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's or, if not rated, determined by the Manager or Sub-advisor to be of comparable quality.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

The methods often employed by the Sub-advisor to identify opportunities in the equity markets may result in frequent recommendations to add or remove securities from the Fund's portfolio, thus increasing the portfolio turnover rate. High portfolio turnover may increase transaction costs which must be paid by the Fund. High turnover may also result in the realization of net capital gains, which are taxable when distributed to shareholders.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.

HOW YOU PARTICIPATE IN
THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.



A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the Fund's share price. Changes in currency valuations will also affect the price of Fund shares. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future.

Changes in the prevailing rates of interest in any of the countries in which the Fund is invested will likely affect the value of the Fund's holdings and thus the value of Fund shares. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. In addition changes in currency valuations will impact the price of Fund shares. History reflects both increases and decreases in interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future.



WHAT ARE THE FUND'S POTENTIAL RISKS?



RISKS RELATED TO INVESTING IN FOREIGN SECURITIES

Foreign securities involve certain risks which should be considered carefully by prospective investors in the Fund. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes will also affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income on foreign securities in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

The relative performance of foreign currencies in which securities held by the Fund are denominated is an important factor in the Fund's overall performance. TICI intends to manage the Fund's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.



To hedge exposure to currency fluctuations or to increase income, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell options, futures contracts and options on futures contracts relating to foreign currencies. The Fund will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Sub-advisor to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require the Fund to set aside liquid assets in a segregated custodial account to cover its obligations. See "Currency Hedging Transactions" below. Options and Futures and Options on Futures are limited as discussed below.



Although the Fund will not invest more than 25% of its assets in any one industry or the government of any one country, the Fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Investors should consider the greater risk of such policy versus the safety that may come with an investment that involves a wider range of geographic localities and countries. Accordingly, an investor should compare the Fund with other investment vehicles before making an investment decision. There is, of course, no assurance that the Fund's objective will be achieved.

Some of the countries in which the Fund invests may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve duplicative or layered fees or expenses and may, as well, be subject to limitations under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS OF OPTIONS AND FUTURES CONTRACTS AND RELATED OPTIONS.



The purchase and sale of futures contracts and options thereon, as well as the purchase and writing of options on securities and securities indices and currencies, involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, the Fund's ability to hedge effectively all or a portion of its securities through such transactions and to increase income to the Fund through the use of options on securities and securities indices depends on the degree to which price movements in the underlying index, securities or currencies correlate with price movements in the relevant portion of the Fund's securities. Perfect correlation is generally not attainable. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the Fund of options on stock indices, financial and currency futures contracts and related options, and currency options will be subject to Advisers' and the Sub-adviser's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If Advisers or the Sub-advisor is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if it did not employ such strategies. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return. In writing options on futures, the Fund's loss is potentially unlimited and may exceed the amount of the premium received.



In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.

Positions in stock index options, stock index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities or foreign currency exposure. The Fund will enter into options or futures positions only if TICI believes that a liquid secondary market for such options or futures contracts exist.

In the case of OTC options on securities there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If the Fund, on a covered call option, cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, when the Fund writes an OTC call option, it may not be able to sell the underlying security even though it might otherwise be advantageous to do so. Likewise, the Fund may be unable to sell the securities it has pledged to secure OTC put options while it is obligated as a put writer. Similarly, when the Fund is a purchaser of such put or call option, the Fund might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may attempt to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The risk of loss in trading foreign futures contracts and foreign options can be substantial. Investors should be aware of the following:

(1) Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade.

(2) Neither the CFTC, the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary, depending on the foreign country in which the foreign futures or foreign options transaction occurs.

(3) For these reasons, if the Fund trades foreign futures or foreign options contracts, it might not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.

(4) The price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The Fund's investment in options, futures contracts, forward contracts, options on stock indices and futures contracts, and foreign currencies and securities may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. These securities require the application of complex and special tax rules and elections, more information about which is included in the SAI.



The Fund's investment in options (including but not limited to written and purchased put and call options, options on stock indices, forward conversions, OTC options, the use of options in spread and straddle transactions, options on foreign currencies or on futures contracts on such foreign currencies, and options on financial, interest rate and stock index futures contracts), futures and forward contracts (including but not limited to financial, interest rate and stock index futures contracts, and forward currency exchange contracts and other currency hedging devices), and foreign securities and currencies (including the above options, forwards and futures contracts on such currencies), and certain other securities transactions involving actual or deemed short sales, spreads, straddles or foreign exchange gains or losses may give rise to taxable income, gain or loss and may be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains and losses into ordinary income and losses, convert long-term capital gains into short-term capital gains, and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

WHO MANAGES THE FUND?



The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.



Advisers serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $78 billion. Under a management agreement, the Manager also serves as investment manager and advisor to the Trust's Franklin International Equity Fund.

TICI is an indirect subsidiary of Templeton Worldwide, Inc., which, operating through its subsidiaries, is a major investment management organization with approximately $50.9 billion of assets currently under management and a long history of global investing. Under a sub-advisory agreement, TICI also serves as sub-advisor to the Trust's Franklin International Equity Fund.

Templeton Global Investors, Inc. ("Business Manager"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, provides certain administrative facilities and services for certain of the Funds, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements. The Business Manager is employed through subcontracts by the Managers of the Templeton Pacific Growth Fund. The Business Manager receives a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Fund, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. These fees are not separate expenses of these Funds but are paid by their Managers from the management fees they receive from their management agreements with the Funds.

The team responsible for the day-to-day management of the Fund's portfolio is: William T. Howard, Jr., Mark Beveridge and Gary Clemons.

William T. Howard, Jr.
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining Templeton in 1993, Mr. Howard was the international portfolio manager for the State of Tennessee Consolidated Retirement System.

Mark R. Beveridge
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He joined Templeton in 1985 and started managing the Fund in January 1994.

Gary Clemons
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Clemons is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined Templeton in 1990.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.



Pursuant to the sub-advisory agreement between Advisers and TICI, and subject to the overall policies, control, direction and review of the Board of Trustees and to the instructions and supervision of Advisers, TICI is responsible for recommending an optimal geographic equity allocation, for providing advice with respect to the Fund's investments and, subject to the Board's and Advisers' direction and supervision, for determining which securities will be purchased, retained or sold, as well as for execution of portfolio transactions. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis of trends and developments affecting such markets and securities.

Under the management agreement with the Fund, for the services provided and expenses assumed by it the Manager is entitled to receive a fee, computed and payable monthly, based upon the Fund's average net assets. The management fee is higher than the management fees paid by most mutual funds, although the Board of Trustees believes it to be comparable to fees paid by many international funds having similar investment objectives and policies.

Under the sub-advisory agreement with the Manager, for its sub-advisory fee TICI is entitled to receive from the Manager an amount equal to approximately 50% of the fees paid by the Fund to the Manager (subject to certain adjustments). The sub-advisory fees paid by the Manager have no effect on the fees payable by the Fund to the Manager.



During the fiscal year ended October 31, 1995, management fees totaled 1.00% of the average net assets of the Fund. Total operating expenses, including management fees totaled 1.72% of the average net assets of the Fund.



Further information on the services provided by Advisers and TICI and the fees payable by the Fund for these services is included in the SAI under "Investment Advisory and Other Services."



Among the responsibilities of Advisers and TICI under their respective agreements are the selection of brokers and dealers through whom transactions in the Fund's portfolio securities for which each is responsible are effected. The Manager and Sub-advisor seek to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, Advisers and TICI will consider the furnishing of quotations and of other market services, research, statistical and other data for Advisers and TICI and their affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolios?" in the SAI.

Except as noted above and in the SAI under "Investment Advisory and Other Services", the Fund's service contractors bear all expenses in connection with the performance of their services, except that Distributors and Advisors are reimbursed for expenses incurred under the Plan of Distribution (as described below). Similarly, the Fund bears the expenses incurred in its operation. See the SAI - "Investment Advisory and Other Services" for further information describing the Fund's expenses.



Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLAN OF DISTRIBUTION



A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.25% per annum of its average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund generally receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.



DISTRIBUTION DATE



Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends, payable semi-annually in June and December, to shareholders of record generally on the first business day preceding the 15th day of these months, payable on or about the last business day of such months. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date (generally the 15th day of the month or prior business day depending on the record DATE). THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1. PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.



Foreign securities, which meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject the Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For corporate shareholders, it is anticipated that only a small portion of the Fund's dividends during the current fiscal year will qualify for the corporate dividends-received deduction because of the Fund's principal investment objective of investing in foreign equity securities and non-equity investments. To the extent that the Fund pays dividends which qualify for this deduction, the availability of the deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.



The Fund's investment in options, futures and forward contracts, foreign securities and currencies and in multiple combinations of these securities are subject to man complex and special tax rules. These securities are described under "How Does the Fund Invest Its Assets?" in this Prospectus. More information on the tax treatment of these securities, and on the gain, loss, income or expense associated with transactions in these securities is included under "Additional Information Regarding Taxation" in the SAI.

HOW DO I BUY SHARES?

You may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. If you are purchasing shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.



PURCHASE PRICE OF FUND SHARES



You may buy shares at the public offering price. The public offering price is equal to the net asset value plus the 4.50% sales charge, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

QUANTITY DISCOUNTS IN SALES CHARGES

The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.


                           TOTAL SALES CHARGE
                           AS A PERCENTAGE OF
                           ------------------
                                                        AMOUNT ALLOWED TO
                                                           DEALER AS A
SIZE OF TRANSACTION AT                       NET AMOUNT    PERCENTAGE OF
OFFERING PRICE            OFFERING PRICE     INVESTED      OFFERING PRICE*
--------------            --------------     --------      ---------------
Under $100,000            4.50%              4.71%         4.00%
$100,000 - 249,999        3.75%              3.90%         3.25%
$250,000 - 499,999        2.75%              2.83%         2.50%
$500,000 - 999,999        2.25%              2.30%         2.00%
$1,000,000 or more        None**             None          None***

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended. **A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge." ***Please see "General - Other Payments to Securities Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.

RIGHTS OF ACCUMULATION. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

LETTER OF INTENT. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

    You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

    You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

    We will include the reserved shares in the total shares you own as reflected on your periodic statements.

    You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

    Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

    Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

GROUP PURCHASES. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 3.75%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.



PURCHASES AT NET ASSET VALUE



You may invest money from the following sources in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund if it is returned within 365 days of its payment date. When you return the distribution, please include a written request to reinvest the money at net asset value. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive from the Fund?" or call Shareholder Services at 1-800/632-2301;

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

(iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. When you return the distribution, please include a written request to reinvest the money at net asset value. The distribution must be returned to the Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to the Fund within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you are or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii) accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of such trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges;

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) insurance company separate accounts investing for pension plan contracts;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund if they meet the requirements described under "Group Purchases," above.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Your individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. You may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236). Trust Company is an affiliate of Distributors.

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

GENERAL

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraphs (ix),
(xi) or (xii) under "Purchases at Net Asset Value" above. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the United States. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and trustees of the Fund who are affiliated with Distributors. See "Officers and Trustees."

WHAT PROGRAMS AND PRIVILEGES ARE
AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT, OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you semi-annually to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.



SYSTEMATIC WITHDRAWAL PLAN



The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.



INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.



WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

YOU, OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.



If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS



Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."



TIMING ACCOUNTS



Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.



RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.



The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;



(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.



Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.



Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:



Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.



Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.



Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.



Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.



Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans, and government entities, which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.



CONTINGENT DEFERRED SALES CHARGE



In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.



ADDITIONAL INFORMATION REGARDING REDEMPTIONS



The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.



RETIREMENT PLAN ACCOUNTS



Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with Internal Revenue Service ("IRS") regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.



OTHER INFORMATION



Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.



TELEPHONE TRANSACTIONS



By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.



VERIFICATION PROCEDURES



The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.



RESTRICTED ACCOUNTS



Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution, or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.



To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL



During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.



The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.



HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Funds' portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION
ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks and deposit slips.

The Fund code, which will be needed to access system information, is 90. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                     HOURS OF OPERATION
                                                        (PACIFIC TIME)
DEPARTMENT NAME               TELEPHONE NO.          (MONDAY THROUGH FRIDAY)
Shareholder Services          1-800/632-2301       5:30a.m. to 5:00p.m.
Dealer Services               1-800/524-4040       5:30a.m. to 5:00p.m.
Fund Information              1-800/DIAL BEN       5:30a.m. to 8:00p.m.
                                                   8:30a.m. to 5:00p.m.
                                                   (Saturday)
Retirement Plans              1-800/527-2020       5:30a.m. to 5:00p.m.
TDD (hearing impaired)        1-800/851-0637       5:30a.m. to 5:00p.m.


In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.



Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.



Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, or distribution rate may be in any future period.



GENERAL INFORMATION

REPORTS TO SHAREHOLDERS



The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.



ORGANIZATION AND VOTING RIGHTS



The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Fund does not intend to hold annual shareholders meetings. The Fund may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Fund. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in
Section 16(c) of the 1940 Act.



REDEMPTIONS BY THE FUND



The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

USEFUL TERMS AND DEFINITIONS IN THIS PROSPECTUS

DESIGNATED RETIREMENT PLANS - certain retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans, that: (i) are sponsored by an employer with at least 200 employees; (ii) have aggregate plan assets of at least $1 million; or (iii) agree to invest at least $1 million in any of the Franklin Templeton Funds over a 13-month period. Distributors determines the qualifications for Designated Retirement Plans.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

FRANKLIN FUNDS - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

FRANKLIN TEMPLETON FUNDS - the Franklin Funds and the Templeton Funds.

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

LETTER - Letter of Intent.

NET ASSET VALUE (NAV) - the value of a mutual fund share determined by deducting the fund's liabilities from the total assets of the portfolio and dividing this by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV next calculated after we receive your request in proper form.

NON-DESIGNATED RETIREMENT PLANS - employee benefit plans not included as "Designated Retirement Plans" and not qualified under Section 401 of the Code.

PROPER FORM (PURCHASES) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

SECURITIES DEALER - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

TRUST COMPANY - Franklin Templeton Trust Company.



FRANKLIN
INTERNATIONAL
EQUITY FUND




FRANKLIN TEMPLETON INTERNATIONAL TRUST




PROSPECTUS

MARCH 1, 1996

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN




Franklin Templeton International Trust (the "Trust") is an open-end management investment company consisting of two separate diversified series. Each series of the Trust in effect represents a separate fund with its own investment objective and policies, with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Franklin International Equity Fund (the "Fund"), a diversified series, which seeks long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in an internationally mixed portfolio of equity securities which trade on markets in countries other than the United States ("U.S.") and are issued by companies domiciled in countries other than the U.S. or that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. The Fund may invest in domestic and foreign securities as described under "How Does the Fund Invest Its Assets?




Under normal market conditions, the Fund's assets are substantially invested in equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts or ADRs, and European Depositary Receipts or EDRs ("Equity Securities").




This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information (the "SAI") concerning the Trust, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.





SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                       PAGE

Expense Table




Financial Highlights - How Has the Fund Performed?

What Is the Franklin International Equity Fund?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares.





Telephone Transactions



How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information

Registering Your Account




Important Notice Regarding
  Taxpayer IRS Certifications




Useful Terms and Definitions
  in this Prospectus

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund, for the fiscal year ended October 31, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                              4.50%
Deferred Sales Charge                                              NONE+
Exchange Fee (per transaction)                                     $5.00*

+Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares of the Fund? - Contingent Deferred Sales Charge."

*$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                    1.00%
Rule 12b-1 Fees                                                    0.22%**
Other Expenses
 Shareholder Servicing Costs                        0.10%
 Custodian Fees                                     0.09%
  Other                                             0.22%
Total Other Expenses                                               0.41%
                                                                   -----

Total Fund Operating Expenses                                      1.63%


**The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.25%. See "Who Manages the Fund? - Plan of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

ONE YEAR        THREE YEARS    FIVE YEARS     TEN YEARS
$61*            $94            $130           $230

* Assumes that a contingent deferred sales charge will not apply.

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of the Fund. The information for each of the four fiscal years in the period ended October 31, 1995 and for the period from September 20, 1991 (effective date of registration) to October 31, 1991 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Funds' Annual Report to Shareholders dated October 31, 1995. See the discussion "Reports to Shareholders" under "General Information" in this Prospectus.




                             Per Share Operating Performance*                                       Ratios/Supplemental Data

                                                                                                                Ratio of Net
       Net Asset        Net Realized         Distributions                     Net Asset       Net Assets Ratio ofInvestment
Year  Values at   Net  & Unrealized Total FromFrom Net Distributions           Values           at End   Expenses  Income  Portfolio
Ended BeginningInvestmentGains (Loss)InvestmentInvestment From       Total    at End    Total  of Year to Averageto AverageTurnover
Oct. 31 of Year  Income on SecuritiesOperationsIncome  Capital GainsDistributionsof YearReturn++(in 000's)Net AssetsNet AssetsRate

1991+   $10.01    $.06    $  _         $.060     $ _       $  _                 $10.07     .60%  $1,286     _%***   4.92%**      _%
1992     10.07     .19    (.038)        .152     (.202)       _       (.202)     10.02    1.46    6,944     .29***  2.36      48.78
1993     10.02     .42    2.253        2.673     (.413)       _       (.413)     12.28   27.40   19,217     .50***  4.22      52.99
1994     12.28     .23    1.540        1.770     (.220)       _       (.220)     13.83   14.56   57,854    1.22***  1.99      21.80
1995     13.83     .25    (.077)       .173      (.190)    (.588)     (.778)     13.23   1.75    50,947    1.63     1.86       9.12







*Selected data for a share of beneficial interest outstanding throughout the year.



**Annualized
+For the period September 20, 1991 (effective date of registration) to October 31, 1991.

++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge, assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.

***During the periods indicated below, the investment manager agreed to waive in advance a portion of its management fees. Had such action not been taken, ratios of expenses to average net assets would have been as follows:

                                                           RATIO OF
                                                          EXPENSES TO
                                                          AVERAGE NET
                                                            ASSETS

           1991+                                           2.50%**
           1992                                             2.50
           1993                                             2.27
           1994                                             1.76



WHAT IS THE FRANKLIN INTERNATIONAL EQUITY FUND?

The Trust is an open-end management investment company which consists of two diversified series, commonly called "mutual funds". The Trust is a Delaware business trust, organized on March 22, 1991 and registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund is managed by Franklin Advisers, Inc. (the "Manager" or "Advisers") and up until December 31, 1992 received portfolio advice and management assistance from Barclays de Zoete Wedd Investment Management Inc. ("BZWIM"). Since January 1, 1993, Templeton Investment Counsel, Inc. ("TICI" or the "Sub-advisor"), an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), serves as the Sub-advisor under a contract with the Manager providing services similar to those provided by BZWIM with no increase in fees to shareholders. (See "Who Manages the Fund?.")

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value plus a variable sales charge not exceeding 4.5% of the offering price depending upon the amount invested. Please see "How Do I Buy Shares?"

The Board of Trustees has authorized for shareholder consideration a Plan of Reorganization providing for the acquisition of substantially all of the assets of the Fund by the Templeton Foreign Fund series of Templeton Funds, Inc. Adoption of the Plan of Reorganization requires the approval of a majority vote of shareholders, as defined under the 1940 Act, which is being sought at a special meeting of shareholders of the Fund to be held on May 3, 1995.

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's principal investment objective is to seek long-term growth of capital. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 65% of its total assets in a diverse international portfolio of Equity Securities which trade on markets in countries other than the U.S. and which are issued by companies (i) domiciled in countries other than the U.S., or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus it is possible, although not anticipated, that up to 35% of the Fund's assets could be invested in U.S. companies. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

In selecting portfolio securities, the Fund attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries.

The Fund may invest in securities of issuers in, but not limited to countries named herein: Argentina, Australia, Austria, Belgium, Bermuda, Brazil, Canada, Chile, Colombia, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Italy, Japan, South Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom. It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in securities traded in at least three foreign countries listed herein. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Up to 35% of the Fund's assets may be invested in bonds, fixed-income debt securities and synthetic securities, as discussed below, rated "Baa" or better by Moody's Investors Service ("Moody's") or "BBB" or better by Standard & Poor's Corporation ("S&P") or that are not rated but determined by management to be of comparable quality.




The Fund may seek capital appreciation by investing in such debt securities which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. The receipt of income from such debt securities is incidental to the Fund's investment objective of growth of capital. These debt obligations consist of U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds and depositary receipts.




Fixed-income debt securities within the top three categories (i.e., "AAA", "AA" and "A" by S&P or "Aaa", "Aa" or "A" by Moody's) comprise what are known as high-grade bonds and are regarded as having a strong capacity to pay principal and interest. Medium-grade bonds (i.e., "BBB" by S&P or "Baa" by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. The Fund may invest up to 5% of its portfolio in non-investment grade bonds issued by both U.S. and foreign issuers, commonly known as "junk bonds," which entail default and other risks greater than those associated with higher rated securities. An Appendix discussing these ratings is included in the SAI.





In the event the rating on an issue held in the Fund's portfolio is lowered by a rating service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.




HOW YOU PARTICIPATE IN
THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of the your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.




A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the Fund's share price. Changes in currency valuations will also affect the price of Fund shares. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may reoccur unpredictably in the future.

Changes in the prevailing rates of interest in any of the countries in which the Fund is invested will likely affect the value of the Fund's holdings and thus the value of Fund shares. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. In addition changes in currency valuations will impact the price of Fund shares. History reflects both increases and decreases in interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future.




To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market and these may reoccur unpredictably in the future.

TRADING IN OPTIONS

The Fund may purchase put and call options and write covered put and call options on securities and securities indices. Such options may be traded on U.S. exchanges and, to the extent permitted by law, over-the-counter and on foreign exchanges. The Fund will not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets.




WRITING CALL AND PUT OPTIONS ON SECURITIES. The Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. All options written by the Fund will be "covered."

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high-grade debt securities in a segregated account with its custodian.

A put option written by the Fund is "covered" if the Fund maintains cash and high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected when the Fund so desires.

PURCHASING CALL OPTIONS. The Fund may purchase call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. The Fund may also purchase call options on securities held in its portfolios and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

PURCHASING PUT OPTIONS. The Fund may purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to purchase put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

OPTIONS ON STOCK INDICES. The Fund may also purchase and write call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to purchase or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

All options written on stock indices must be covered. When the Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality, fixed-income securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

FORWARD CONVERSIONS. The Fund may engage in "forward conversion" transactions. In a forward conversion, the Fund will purchase securities and write call options and purchase put options on such securities. All options written by the Fund will be covered. By purchasing puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the Fund's total return if the conversion is terminated prior to the expiration date of the options. In such event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by purchasing put options.

OVER-THE-COUNTER OPTIONS ON SECURITIES ("OTC" OPTIONS). The Fund may write covered put and call options and purchase put and call options which trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous, liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued the option. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.




The Fund understands the current position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its advisers disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options as subject to the Fund's limitation on illiquid securities. (See "How Does the Fund Invest Its Assets? - Illiquid Investments.")




SPREAD AND STRADDLE TRANSACTIONS. The Fund may engage in "spread" transactions in which it purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. The Fund may also engage in so-called "straddles," in which it purchases or writes combinations of put and call options on the same security. Because the purchase of options by the Fund in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in such option transactions. The Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.

FUTURES TRANSACTIONS

The Fund may purchase or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock index futures contracts; and (v) options on stock index futures contracts (collectively, "Futures Transactions") for bona fide hedging purposes. The Fund may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission ("CFTC") for sale to customers in the U.S., on foreign exchanges. The Fund will not engage in Futures Transactions for speculation but only as a hedge against changes resulting from market conditions in the value of its securities or securities which it intends to purchase. The Fund will not enter into any Futures Transactions if, immediately thereafter, more than 20% of the Fund's net assets would be represented by futures contracts or options thereon. In addition, the Fund will not engage in any Futures Transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets.

FINANCIAL FUTURES CONTRACTS. Financial futures are commodity contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.




To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value.




INTEREST RATE FUTURES CONTRACTS. Interest Rate Futures Contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, which depends primarily on prevailing interest rates.

The Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Fund may also purchase put and call options and write covered put and call options on interest rate futures contracts to hedge against risks associated with shifts in interest rates.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its Equity Securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The need to hedge against such risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.




CURRENCY HEDGING TRANSACTIONS. In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.




A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).

The Fund may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Sub-adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In addition, the Fund may engage in cross-hedging transactions by using forward contracts in one currency to hedge against fluctuations in value of securities denominated in a different currency when there is a pattern of correlation between the two currencies.

The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options and writing, on a covered basis, put and call options on currencies traded on exchanges. A put option can give the Fund the right to sell a currency at the exercise price on or before the expiration of the option. A call option can give the purchaser of the option the right to purchase a currency at the exercise price on or before the expiration of the option. The purchase or writing of a foreign currency option may constitute an effective hedge against foreign exchange rate fluctuations. As with other kinds of option transactions, however, the writing of a foreign currency option will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. Likewise, with respect to foreign currency options purchased by the Fund, the Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund's position. The Fund may use foreign currency options to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation to the first currency. Foreign currency options to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. The Fund will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Transactions in options, futures, options on futures and forward contracts are generally considered "derivative securities."




SECURITIES WARRANTS. The Fund may invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

CONVERTIBLE SECURITIES. The Fund may invest in debt obligations and preferred stocks that are convertible within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may be called by the issuer but only after a specified date and under certain circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in any capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the security, which will be either an operating company or an investment bank.

Because convertible securities have features of both common stock and fixed-income securities, their value can be influenced by both interest rate and market movements. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

When issued by an operating company, a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed-income securities issued by the respective company. When convertible securities issued by operating companies are converted, the operating company typically issues new common stock to the holder of the security. However, if the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay out cash instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank.

The convertible debt obligations in which the Fund may invest are subject to the same rating criteria as the Fund's investments in fixed-income securities. However, unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stocks generally have no maturity date and they pay dividends, rather than interest payments. For more information on convertible securities, including enhanced convertible securities, please see the SAI.

SYNTHETIC CONVERTIBLES. The Fund may invest up to 35% of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible, that is, fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are not considered to be Equity Securities for purposes of the Fund's 65% investment policy.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Fund expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers or to combine a fixed-income security with a call option on a stock index, when it is determined that such a combination would better promote the Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately, and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component, will decline.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 33 1/3% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

BORROWING. As a fundamental policy, the Fund will not borrow money or mortgage or pledge any of its assets, except that borrowings and the pledging of assets therefor to meet redemption requests and for other temporary or emergency purposes may be made from banks in an amount up to 10% of total asset value. While borrowings exceed 5% of the Fund's total assets, it will not make any additional investments.

ILLIQUID INVESTMENTS. The Fund reserves the right to invest up to 10% of its net assets in illiquid securities (a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). It is the current policy of the Fund, however (which may be changed without the approval of the Fund's shareholders), to limit any such investments (including illiquid Equity Securities, repurchase agreements of more than seven days duration, OTC options, illiquid real estate investment trusts, securities of issuers with less than three years continuous operation and other securities which are not readily marketable) to 5% of the Fund's net assets. The Board of Trustees has authorized the Fund to invest in restricted securities where such investments are consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid and thus not within the foregoing 10% limit, to the extent the Sub-adviser or the Manager, as the case may be, determines on a daily basis that there is a liquid institutional or other market for such securities. Notwithstanding the determinations of the Manager and the Sub-adviser in this regard, the Board of Trustees remains responsible for such determinations and considers appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid subsequent to its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. (See "How Do the Funds Invest Their Assets? - Other Investment Policies" in the SAI.)

SHORT-TERM INVESTMENTS. Occasionally, in order to honor redemptions, pending investment of proceeds from new sales of Fund shares or to satisfy other short-term needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest a portion of its assets in high quality money-market instruments. In any period of market weakness or of uncertain market or economic conditions, or while awaiting attractive investment opportunities, the Fund may establish a temporary defensive position by investing in high quality money-market instruments if the Manager or Sub-adviser anticipates that developments in any market may seriously jeopardize the value of most Equity Securities in such market. Any decision to substantially withdraw from the equity market is reviewed by the Board of Trustees. Money-market instruments in which the Fund may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities; commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements secured by any of the foregoing. It is impossible to predict when or for how long the Fund would employ defensive strategies. All such securities will be rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's or, if not rated, determined by the Manager or Sub-adviser to be of comparable quality.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement.


WHAT ARE THE FUND'S POTENTIAL RISKS?

RISKS RELATED TO INVESTING IN FOREIGN SECURITIES




Foreign securities involve certain risks which should be considered carefully by prospective investors in the Fund. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes will also affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income on foreign securities in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

The relative performance of foreign currencies in which securities held by the Fund are denominated is an important factor in the Fund's overall performance. TICI intends to manage the Fund's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.




To hedge exposure to currency fluctuations or to increase income, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell options, futures contracts and options on futures contracts relating to foreign currencies. The Fund will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Sub-advisor to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require the Fund to set aside liquid assets in a segregated custodial account to cover its obligations. See "Currency Hedging Transactions" below. Options and Futures and Options on Futures are limited as discussed below.

Although the Fund will not invest more than 25% of its assets in any one industry or the government of any one country, the Fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Investors should consider the greater risk of such policy versus the safety that may come with an investment that involves a wider range of geographic localities and countries. Accordingly, an investor should compare the Fund with other investment vehicles before making an investment decision. There is, of course, no assurance that the Fund's objective will be achieved.

Some of the countries in which the Fund invests may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve duplicative or layered fees or expenses and may, as well, be subject to limitations under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS OF OPTIONS AND FUTURES CONTRACTS AND RELATED OPTIONS.

The purchase and sale of futures contracts and options thereon, as well as the purchase and writing of options on securities and securities indices and currencies, involve risks different from those involved with direct investments in securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, the Fund's ability to hedge effectively all or a portion of its securities through such transactions and to increase income to the Fund through the use of options on securities and securities indices depends on the degree to which price movements in the underlying index, securities or currencies correlate with price movements in the relevant portion of the Fund's securities. Perfect correlation is generally not attainable. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the Fund of options on stock indices, financial and currency futures contracts and related options, and currency options will be subject to Advisers' and the Sub-adviser's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If Advisers or the Sub-advisor is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if it did not employ such strategies. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return. In writing options on futures, the Fund's loss is potentially unlimited and may exceed the amount of the premium received.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.




Positions in stock index options, stock index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities or foreign currency exposure. The Fund will enter into options or futures positions only if TICI believes that a liquid secondary market for such options or futures contracts exist.

In the case of OTC options on securities there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If the Fund, on a covered call option, cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, when the Fund writes an OTC call option, it may not be able to sell the underlying security even though it might otherwise be advantageous to do so. Likewise, the Fund may be unable to sell the securities it has pledged to secure OTC put options while it is obligated as a put writer. Similarly, when the Fund is a purchaser of such put or call option, the Fund might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may attempt to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The risk of loss in trading foreign futures contracts and foreign options can be substantial. Investors should be aware of the following:

(1) Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade.

(2) Neither the CFTC, the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary, depending on the foreign country in which the foreign futures or foreign options transaction occurs.

(3) For these reasons, if the Fund trades foreign futures or foreign options contracts, it might not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.

(4) The price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.




The Fund's investment in options, futures contracts, forward contracts, options on stock indices and futures contracts, and foreign currencies and securities may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. These securities require the application of complex and special tax rules and elections, more information about which is included in the SAI.

The Fund's investment in options (including but not limited to written and purchased put and call options, options on stock indices, forward conversions, OTC options, the use of options in spread and straddle transactions, options on foreign currencies or on futures contracts on such foreign currencies, and options on financial, interest rate and stock index futures contracts), futures and forward contracts (including but not limited to financial, interest rate and stock index futures contracts, and forward currency exchange contracts and other currency hedging devices), and foreign securities and currencies (including the above options, forwards and futures contracts on such currencies), and certain other securities transactions involving actual or deemed short sales, spreads, straddles or foreign exchange gains or losses may give rise to taxable income, gain or loss and may be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains and losses into ordinary income and losses, convert long-term capital gains into short-term capital gains, and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.


WHO MANAGES THE FUND?

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources Inc. (resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $78 billion. Under a management agreement, the Manager also serves as investment manager and advisor to the Trust's Franklin Pacific Growth Fund.

TICI is an indirect subsidiary of Templeton Worldwide, Inc., which, operating through its subsidiaries, is a major investment management organization with approximately $50.9 billion of assets currently under management and a long history of global investing. Under a sub-advisory agreement, TICI also serves as sub-advisor to the Trust's Franklin Pacific Growth Fund.

Templeton Global Investors, Inc. ("Business Manager"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, provides certain administrative facilities and services for certain of the Funds, including payment of salaries of officers, preparation and maintenance of books and records, preparation of tax reports, and monitoring compliance with regulatory requirements.

The Business Manager is employed through subcontracts by the Managers of the Pacific Growth Fund. The Business Manager receives a monthly fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Fund, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. These fees are not separate expenses of these Funds but are paid by their Managers from the management fees they receive from their management agreements with the Funds.

The team responsible for the day-to-day management of the Fund's portfolio is:
Marc S. Joseph since 1993, Mark R. Beveridge since 1994, and Gary Clemons since 1993.

Marc S. Joseph
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.




Mr. Joseph holds a Doctor of Jurisprudence degree from Harvard Law School. He earned a Master of Business Administration degree from Harvard Business School and a Bachelor of Science degree in computer science from William and Mary. Prior to joining Templeton, Mr. Joseph was a vice president with Pacific Financial Research and management consultant at McKinsey Co. He started managing the International Equity Fund since joining Templeton in September 1993.




Mark R. Beveridge
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He has been with Templeton since 1985. He is a member of several securities industry-related associations.

Gary Clemons
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Clemons is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. He joined the Templeton Organization in 1990, as a research analyst for Structured Asset Management, a subsidiary of Templeton International.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "How Do the Funds Invest Their Assets?" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.




Pursuant to the sub-advisory agreement between Advisers and TICI, and subject to the overall policies, control, direction and review of the Board of Trustees and to the instructions and supervision of Advisers, TICI is responsible for recommending an optimal geographic equity allocation, for providing advice with respect to the Fund's investments and, subject to the Board's and Advisers' direction and supervision, for determining which securities will be purchased, retained or sold, as well as for execution of portfolio transactions. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis of trends and developments affecting such markets and securities.

Under the management agreement with the Fund, for the services provided and expenses assumed by it the Manager is entitled to receive a fee, computed and payable monthly, based upon the Fund's average net assets. The management fee is higher than the management fees paid by most mutual funds, although the Board of Trustees believes it to be comparable to fees paid by many international funds having similar investment objectives and policies.

Under the sub-advisory agreement with the Manager, for its sub-advisory fee TICI is entitled to receive from the Manager an amount equal to approximately 50% of the fees paid by the Fund to the Manager (subject to certain adjustments). The sub-advisory fees paid by the Manager have no effect on the fees payable by the Fund to the Manager.

Further information on the services provided by Advisers and TICI and the fees payable by the Fund for these services is included in the SAI under "Investment Advisory and Other Services."






Among the responsibilities of Advisers and TICI under their respective agreements are the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager and Sub-advisor would try to obtain the best execution on all such transactions. If it is felt that more than one broker would be able to provide the best execution, Advisers and TICI will consider the furnishing of quotations and of other market services, research, statistical and other data for Advisers and TICI and their affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolios?" in the SAI.




Except as noted above and in the SAI under "Investment Advisory and Other Services", the Fund's service contractors bear all expenses in connection with the performance of their services, except that Distributors and Advisers are reimbursed for expenses incurred under the Plan of Distribution (as described below). Similarly, the Fund bears the expenses incurred in its operation. (See the SAI - "Investment Advisory and Other Services" for further information describing the Fund's expenses.)

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.




During the fiscal year ended October 31, 1995, expenses borne by the Fund, including fees paid to Advisers and to Investor Services, totaled 1.63% of the average net assets of the Fund.




PLAN OF DISTRIBUTION




A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.25% per annum of its average daily net assets, payable on a quarterly basis. All expenses of distribution excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information please see "The Funds' Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.




2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31, of the current fiscal year, and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTION DATE




Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends, payable semi-annually in June and December, to shareholders of record generally on the first business day preceding the 15th day of these months, payable on or about the last business day of such months. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Trust's Board of Trustees. Fund shares are quoted ex-dividend on the first business day following the record date (generally the 15th day of such months or prior business day depending on the record date). THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1.....PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.....PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3.....RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.


HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders see, "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.




Foreign securities which meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject the Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For corporate shareholders, it is anticipated that only a small portion of the Fund's dividends during the current fiscal year will qualify for the corporate dividends-received deduction because of the Fund's principal investment objective of investing in foreign equity securities and non-equity investments. To the extent that the Fund pays dividends which qualify for this deduction, the availability of the deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund.




The Fund's investment in options, futures and forward contracts, foreign securities and currencies and in multiple combinations of these securities are subject to man complex and special tax rules. These securities are described under "How Does the Fund Invest Its Assets?" in this Prospectus. More information on the tax treatment of these securities, and on the gain, loss, income or expense associated with transactions in these securities is included under "Additional Information Regarding Taxation" in the SAI.

HOW DO I BUY SHARES?

You may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. If you are purchasing shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

PURCHASE PRICE OF FUND SHARES

You may buy shares at the public offering price. The public offering price is equal to the net asset value plus the 4.5 4.54444444444444% sales charge, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

QUANTITY DISCOUNTS IN SALES CHARGES

The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.


                           TOTAL SALES CHARGE
                           AS A PERCENTAGE OF
                           ------------------
                                           AMOUNT ALLOWED TO
                                             DEALER AS A
SIZE OF TRANSACTION AT                       NET AMOUNT    PERCENTAGE OF
OFFERING PRICE            OFFERING PRICE     INVESTED      OFFERING PRICE*
--------------            --------------     --------      ---------------
Under $100,000            4.50%              4.71%         4.00%
$100,000 - 249,999        3.75%              3.90%         3.25%
$250,000 - 499,999        2.75%              2.83%         2.50%
$500,000 - 999,999        2.25%              2.30%         2.00%
$1,000,000 or more        None**             None          None***

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.

RIGHTS OF ACCUMULATION. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Investments, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

LETTER OF INTENT. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

    You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

    You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

    We will include the reserved shares in the total shares you own as reflected on your periodic statements.

    You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

    Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

    Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

GROUP PURCHASES. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 3.75%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

PURCHASES AT NET ASSET VALUE

You may invest money from the following sources in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund if it is returned within 365 days of its payment date. When you return the distribution, please include a written request to reinvest the money at net asset value. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive From the Fund?" or call Shareholder Services at 1-800/632-2301; or

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

 (iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. When you return the distribution, please include a written request to reinvest the money at net asset value. The distribution must be returned to the Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to the Fund within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you are or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)  accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of such trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges; or

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Investments over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

[(x) insurance company separate accounts investing for pension plan contracts;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund if they meet the requirements described under "Group Purchases," above.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Your individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. You may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236). Trust Company is an affiliate of Distributors.

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

GENERAL

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares. Currently, the Fund does not allow investments by "Timing Accounts". Timing Accounts generally include accounts administered so as to buy, sell or exchange shares based upon certain predetermined market indicators.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraphs (ix),
(xi) or (xii) under "Purchases at Net Asset Value" above. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the United States. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and trustees of the Fund who are affiliated with Distributors. See "Officers and Trustees."

WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER?

Certain of the programs and privileges described in this section may not be available directly from the Fund if your shares are held, of record, by a financial institution or in a "street name" account, or networked account through the National Securities Clearing Corporation ("NSCC") (see Registering Your Account" in this Prospectus).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you semi-annually to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL



Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.




BY TELEPHONE

YOU, OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS(R) option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.




ADDITIONAL INFORMATION REGARDING EXCHANGES



Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, [accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above.] [declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value.] Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective[s] exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.




RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.




The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective[s] and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;



(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;




(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.




Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.




Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:



Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.




Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.




Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.




Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.




Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.




ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.




The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.




Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.




OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.




"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.




For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option [(see "Restricted Accounts" below)], (iii) transfer Fund shares in one account to another identically registered account in the Fund,
(iv)877787750 877787750request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares? - By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption distribution, or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.




To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020 for Franklin accounts or 1-800/354-9191.

GENERAL




During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information, is 91. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                 HOURS OF OPERATION
                                                   (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                                              8:30 a.m. to 5:00 p.m.
                                              (Saturday)
Retirement Plans           1-800/527-2020     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.




In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

HOW DOES THE FUND MEASURE PERFORMANCE?




Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk.




Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.



Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, or distribution rate may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Fund does not intend to hold annual shareholders meetings. The Fund may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Fund. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in
Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.




Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."




Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.




Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS




Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

USEFUL TERMS AND DEFINITIONS IN THIS PROSPECTUS

DESIGNATED RETIREMENT PLANS - certain retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans, that: (i) are sponsored by an employer with at least 200 employees; (ii) have aggregate plan assets of at least $1 million; or (iii) agree to invest at least $1 million in any of the Franklin Templeton Investments over a 13-month period. Distributors determines the qualifications for Designated Retirement Plans.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

FRANKLIN FUNDS - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

FRANKLIN TEMPLETON FUNDS - the Franklin Funds and the Templeton Funds.

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

FRANKLIN TEMPLETON INVESTMENTS - the Franklin Funds, the Templeton Funds and other investment products underwritten by Distributors or its affiliates.

LETTER - Letter of Intent.

NET ASSET VALUE (NAV) - the value of a mutual fund share determined by deducting the fund's liabilities from the total assets of the portfolio and dividing this by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV next calculated after we receive your request in proper form.

NON-DESIGNATED RETIREMENT PLANS - employee benefit plans not included as "Designated Retirement Plans" and not qualified under Section 401 of the Code.

PROPER FORM (PURCHASES) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

SECURITIES DEALER - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

TRUST COMPANY - Franklin Templeton Trust Company.





FRANKLIN INTERNATIONAL EQUITY FUND

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, California 94403-7777

INVESTMENT MANAGER

Franklin Advisers, Inc.
777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, California 94403-7777

INVESTMENT SUB-ADVISOR
Templeton Investment Counsel, Inc.
Broward Financial Center, Suite 2100
Fort Lauderdale, Florida 33394-3091

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, California 94403-7777

SHAREHOLDER SERVICES AGENT

Franklin/Templeton Investor Services, Inc.
777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, California 94403-7777

CUSTODIAN

Bank of America
555 California Street, 4th Floor
San Francisco, California 94104

INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P.
333 Market Street
San Francisco, California 94105


LEGAL COUNSEL

Stradley, Ronon, Stevens & Young
2600 One Commerce Square
Philadelphia, Pennsylvania 19103-7098

For an enlarged version of this prospectus please call 1-800/DIAL BEN.

Your Representative Is:







FRANKLIN
TEMPLETON
INTERNATIONAL
TRUST

STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

MARCH 1, 1996

CONTENTS                                    PAGE

How Do the Funds Invest Their Assets?

What Are the Funds' Potential Risks?

Investment Restrictions

Officers and Trustees

Investment Advisory and Other Services

How Do the Funds Purchase Securities For Their Portfolios?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?

Additional Information Regarding Taxation



The Funds' Underwriter

General Information

Appendix

Financial Statements



Franklin Templeton International Trust (the "Trust") is an open-end management investment company consisting of two separate series or funds: the Franklin International Equity Fund (the "International Fund") and the Templeton Pacific Growth Fund (the "Pacific Fund" and together, the "Funds").

The International Fund is a diversified, open-end management series, the objective of which is to seek long-term growth of capital. Under normal conditions, the International Fund invests at least 65% of its total assets in an internationally mixed portfolio of equity securities which trade on markets in countries other than the United States ("U.S.") and which are issued by companies (i) domiciled in countries other than the U.S. or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Generally, the International Fund's assets are invested primarily in common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts.



The Pacific Fund is a diversified, open-end management fund, the objective of which is to seek long-term growth of capital. Under normal conditions, the Pacific Fund invests at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, that is (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Securities in which the Pacific Fund may invest include common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts.





A prospectus for each Fund, dated March 1, 1996, as may be amended from time to time, provides the basic information you should know before investing in either Fund, and may be obtained without charge from the Trust or from the Funds' principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN EACH FUND'S PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF EACH FUND AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES.

HOW DO THE FUNDS INVEST THEIR ASSETS?




As noted in their respective Prospectuses, each Fund's principal investment objective is to seek long-term growth of capital. That is, each Fund seeks to purchase securities with the potential to increase in value, so that shares of each Fund will in turn increase in value.

FOREIGN INVESTMENTS. Each Fund invests in securities of foreign issuers. Investing in the securities of foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since each Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

Since foreign companies are not subject to uniform accounting, auditing and financial reporting practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of each Fund is uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Losses to each Fund due to subsequent declines in the value of portfolio securities, or losses arising out of a Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



As noted in each Funds prospectus, on occasion each Fund may invest more than 25% of its assets in the securities of issuers in one industrialized country which, in the view of the Sub-advisor, poses no unique investment risk. Consistent with this policy, each Fund may invest up to 30% of its assets in securities issued by Hong Kong companies. However, neither Fund will invest more than 25% of its assets in any one industry or securities issued by any foreign government.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may enter into forward foreign currency exchange contracts in several circumstances, as indicated in the Funds' Prospectuses. Additionally, when the Funds' Advisers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which each Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of each Fund's foreign assets.



Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Funds' Advisers determine that there is a pattern of correlation between the two currencies. Each Fund may also purchase and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the Manager or Sub-advisor anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio.

The Funds' custodian will place cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, deemed by the Manager or Sub-advisor to be of comparable credit quality) into a segregated account of each Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring each Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of each Fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.



Each Fund generally will not enter into a forward contract with a term of greater than one year.

While each Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while each Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for each Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between each Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.



WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Each Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Each Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, a Fund may purchase call options on currency for non-hedging purposes when the Manager or Sub-advisor anticipate that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in a Fund's portfolio.



A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund would obligate the Fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

A Fund would normally purchase call options in anticipation of an increase in the dollar value of the currency in which securities to be acquired by the Fund are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

OPTIONS ON SECURITIES AND SECURITIES INDICES

WRITING COVERED OPTIONS. Each Fund may write (sell) covered call and put options on any securities in which it may invest. Each Fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. All call options written by each Fund are covered, which means that each Fund will own the securities subject to the option so long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.



All put options written by a Fund will be covered, which means that each Fund will have deposited with its custodian cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's or S&P or, if unrated, deemed by the Manager or Sub-advisor to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for each Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.



Each Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

PURCHASING OPTIONS. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts. Each Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes as defined below. All futures contracts entered into by each Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, each Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Each Fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that a Fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. A Fund may incur brokerage fees when it purchases or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund's futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES WITH FUTURES. Hedging by use of futures contracts seeks to establish with more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices of foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund's portfolio securities. Similarly, a Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Funds' Advisers, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Funds' Advisers will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having each Fund enter into a greater or fewer number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting each Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of the portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The CFTC and U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on its strategies for hedging its securities.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give each Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. Each Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. Each Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Each Fund may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes as defined below.



OTHER CONSIDERATIONS. Each Fund will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes in accordance with CFTC regulations which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to engage in such transactions without registering as commodity pool operators. "Appropriate risk management purposes" means activities in addition to bona fide hedging which the CFTC deems appropriate for operators of entities, including registered investment companies, that are excluded from the definition of commodity pool operator. Each Fund is not permitted to engage in speculative futures trading. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by a Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes - that is, futures contracts will be sold to protect against a decline in the price of securities it intends to purchase (or the currency will be purchased to protect a Fund against an increase in the price of the securities (or the currency in which they are denominated)). As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position involving the purchase of futures contracts, the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets. In the alternative, a CFTC regulation permits each Fund to elect to comply with a different test, under which (i) each Fund's long futures positions will be used as part of its portfolio management strategy and will be incidental to its activities in the underlying cash market and (ii) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund's investment portfolio (a) after taking into account unrealized profits and losses on any such contracts into which the Fund has entered and (b) excluding the in-the-money amount with respect to any option that is in-the-money at the time of purchase.

Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for federal income tax purposes. See "How Taxation Affects You and the Fund" in each Fund's Prospectus.



Each Fund will not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on each Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Funds' Advisers may still not result in a successful transaction.

Perfect correlation between each Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

OTHER INVESTMENT POLICIES

Securities which are acquired by a Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets, so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations, or currency convertibility or exchange rates could result in investment losses for each Fund. Investments in foreign securities may also subject each Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, investments by either Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and a Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.



ENHANCED CONVERTIBLE SECURITIES. Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as each Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

Each Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be also similar to those described in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

LOANS OF PORTFOLIO SECURITIES. As discussed in each Prospectus, the Funds may engage in loans of their portfolio securities. Up to one third of either Fund's portfolio securities may be loaned to qualified borrowers who deposit and maintain with the Fund cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. with a value at least equal to the value of the securities loaned.



REPURCHASE TRANSACTIONS. Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. However, the securities which are subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation by securities with a market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. Each Fund might also incur disposition costs in liquidating the collateral. Each Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. Each Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, the market value of each Fund's net assets, together with investments in other securities deemed to be not readily marketable, would be invested in such repurchase agreements in excess of each Fund's policy on investments in illiquid securities.



Each Fund reserves the right to invest up to 10% of its net assets in illiquid securities. It is the current policy of each Fund, however (which may be changed without the approval of either Fund's shareholders), to limit any such investments to 5% of each Fund's net assets. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Fund's Manager or Sub-advisor, as the case may be, determines that there is a liquid institutional or other market for such securities, for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and for which a liquid institutional market has developed. The Board of Trustees reviews any determination by the Manager or Sub-advisor to treat a restricted security as liquid on a quarterly basis, including the Manager's or Sub-adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Manager or Sub-advisor and the Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.



WHEN WILL EACH FUND ENGAGE IN SECURITIES TRANSACTIONS?

Normally, each Fund purchases securities for investment with a view to long-term appreciation. Each Fund may, however, on occasion purchase securities with the expectation of realizing gains over the short term. Changes in particular portfolio holdings may be made whenever it is considered that a security no longer has the optimum growth potential or has reached its anticipated level of performance, or that another security appears to have a relatively greater opportunity for capital appreciation, and will be made without regard to the length of time a security has been held. The differences between the tax treatment of long-term gains and short-term gains may, however, be considered in determining the timing of sales of portfolio securities.



WHAT ARE THE FUNDS' POTENTIAL RISKS?



RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

RISKS ASSOCIATED WITH OPTIONS ON CURRENCY. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although each Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.



There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Each Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities, as described in its Prospectus. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a Fund.

The amount of the premiums which each Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while each Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for each Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a future position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.



HIGH YIELDING, FIXED-INCOME SECURITIES. The International Fund may invest up to 5% of its assets in fixed income securities which are below investment grade or unrated. Because of the International Fund's policy of investing in higher yielding, higher risk securities, an investment in the International Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the International Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the International Fund invests. See "What Are the Funds Potential Risks?" in this SAI.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the International Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the International Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the International Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the International Fund to manage the timing of its receipt of income, which may have tax implications. The International Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the International Fund's shareholders even though the International Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the International Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The International Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the International Fund's ability to dispose of particular issues, when necessary, to meet the International Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the International Fund to obtain market quotations based on actual trades for purposes of valuing the International Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. See "How Are Fund Shares Valued?" in this SAI.

The International Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the International Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The International Fund may incur special costs in disposing of such securities; however, this Fund will generally incur no costs when the issuer is responsible for registering the securities.

The International Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The International Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. Factors adversely impacting the market value of high yielding securities will adversely impact the International Fund's net asset value. For example, adverse publicity regarding lower rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults of some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many these securities. In addition, the International Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The International Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.



INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of such Fund's voting securities. In order to change any of these restrictions, the lesser of (i) 67% or more of the voting securities of such Fund present at a meeting of shareholders if the holders of more than 50% of the voting securities of the Fund are represented at that meeting or (ii) more than 50% of the outstanding voting securities of such Fund must vote to make the change. Each Fund MAY NOT:

 1. Purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter and as a result of the purchase, with respect to 75% of its total assets, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the outstanding voting securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of either Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money, except for temporary or emergency (but not investment) purposes from banks and only in an amount up to 10% of the value of the assets. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

 6. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by each Fund only after registration under the 1933 Act, if as a result more than 10% of their net assets would be invested in such illiquid securities;

 7. Invest in securities for the purpose of exercising management or control of the issuer;

 8. Maintain a margin account with a securities dealer, except that either Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, nor invest in commodities or commodities contracts or interests (other than publicly-traded equity securities) or leases with respect to any oil, gas or other mineral exploration or development programs, except that either Fund may enter into contracts for hedging purposes and make margin deposits in connection therewith;

 9. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

10. Invest more than 5% of total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;

11. Invest directly in real estate or real estate limited partnerships (although either Fund may invest in real estate investment trusts) or in the securities of other investment companies, except to the extent permitted under the 1940 Act or pursuant to any exemptions therefrom, including any exemption permitting either Fund to invest in shares of one or more money market funds managed by Advisers or its affiliates, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or



12. Purchase or retain in either Fund's portfolio any security if any officer, trustee or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment advisor and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.

In addition to these fundamental policies, it is the present policy of the Trust (which may be changed without the approval of either Fund's shareholders) not to pledge, mortgage or hypothecate either Fund's assets as security for loans nor to engage in joint and several trading accounts in securities, except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions and except as either Fund may participate in a joint repurchase agreement account with other funds in the Franklin Templeton Funds. In addition, neither Fund will purchase puts, calls, straddles, spreads or any combination thereof if by reason thereof the value of its aggregate investment in such securities will exceed 5% of its total assets.

Pursuant to an undertaking given to the Texas State Securities Board, the International Fund nor the Pacific Fund may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.

If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

Each Fund anticipates that its annual portfolio turnover rates generally will not exceed 100% but this rate should not be construed as a limiting factor. For the fiscal years ended October 31, 1993, 1994, and 1995 the rates of portfolio turnover equaled 52.99%, 21.80%, and 9.12% respectively, for the International Fund and 47.52%, 9.16%, and 36.21% respectively for the Pacific Fund.



OFFICERS AND TRUSTEES



The Board of Trustees (the "Board") has the responsibility for the overall management of the Trust and each Fund, including general supervision and review of each Fund's investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (66)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson (39)
777 Mariners Island Blvd.
San Mateo CA 94404

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann (69)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and Advisers. Trustees not affiliated with the investment manager ("nonaffiliated directors") are not currently paid fees. As indicated above, certain of the Trust's nonaffiliated Trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.




                                                 NUMBER OF BOARDS IN
                                                 THE  FRANKLIN
                            TOTAL FEES RECEIVED  TEMPLETON GROUP OF
                            FROM THE FRANKLIN    FUNDS ON WHICH EACH
                            TEMPLETON GROUP OF   SERVES**
                            FUNDS*
NAME
Frank H. Abbott, III        $176,870                      31
Harris J. Ashton             318,125                      56
S. Joseph Fortunato          334,265                      58
David W. Garbellano          153,300                      30
Frank W.T. LaHaye            150,817                      26
Gordon S. Macklin            301,885                      53

*  For the calendar year ended December 31, 1994.
** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 163 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 7, 1995 the trustees and officers, as a group, owned of record and beneficially approximately 2,231 shares of the Pacific Fund and 2,531 shares of the International Fund, or less than 1% of the total outstanding shares of the respective Funds. Many of the Funds' trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.



INVESTMENT ADVISORY AND OTHER SERVICES



The investment manager of each Fund is Franklin Advisers, Inc.("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services. Prior to January 1, 1993, sub-advisory services were provided to each Fund by Barclays de Zoete Wedd Investment Management Incorporated, a subsidiary of Barclays de Zoete Wedd U.S. Holdings Inc., which is an indirect wholly owned subsidiary of Barclays Bank PLC. On that date, pursuant to a contract, Templeton Investment Counsel, Inc. ("TICI" or "Sub-advisor") became each Fund's Sub-advisor. The Sub-advisor is an indirect wholly owned subsidiary of Resources.

Pursuant to the management agreement between the Funds and Advisers and pursuant to the sub-advisory agreement between Advisers and TICI (together the "Agreements"), the Manager supervises and implements each Fund's investment objective and provides certain administrative services and facilities which are necessary to conduct each Fund's business. The Sub-advisor, subject to the overall review by the Manager and the Board, is responsible for recommending an optimal geographic equity allocation and for providing advice with respect to each Fund's investments. Investments may be shifted among capital markets and different types of securities in accordance with ongoing analysis of trends and developments affecting such markets and securities as directed by the Manager or Sub-advisor.

Under the management agreement, Advisers receives a monthly fee equal to an annual rate of 1% of the value of each Fund's average daily net assets up through $100,000,000; 0.90% of the value of each Fund's average daily net assets over $100,000,000 up through $250,000,000; 0.80% of the value of each Fund's average daily net assets over $250,000,000 up through $500,000,000; and 0.75% of the value of each Fund's average daily net assets over $500,000,000.

Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, trustees, directors and employees for the protection of the Trust.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.

Under the sub-advisory agreement, TICI receives from the Manager a fee equal to an annual rate of 0.50% of the value of each Fund's average daily net assets up through $100,000,000; 0.40% of the value of each Fund's average daily net assets over $100,000,000 up through $250,000,000; 0.30% of the value of each Fund's average daily net assets over $250,000,000 up through $500,000,000; and 0.25% of the value of each Fund's average daily net assets over $500,000,000.

Each Fund bears all of its expenses and is responsible for its pro-rata portion of the Trust's operating expenses, including, but not limited to, the Manager's fee; any 12b-1 distribution and services expenses; taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with or interested persons of the Manager; salaries of any personnel not affiliated with the Manager; insurance premiums; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses. TICI pays all expenses incurred by it in connection with its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for each Fund and brokerage commissions in connection with such purchases. Please see the Statement of Operations in the financial statements included in the Fund's Annual Report to Shareholders dated October 31, 1995.

The following table sets forth the management fees before advance waiver by Advisers, for the fiscal years ended October 31, 1993 and 1994 and the management fees paid by the Funds for the same periods.

YEAR ENDED OCTOBER 31, 1993
                          MANAGEMENT FEE BEFORE
FUND                       WAIVER                     MANAGEMENT FEES PAID
Pacific Fund               $93,822                                0
International Fund         $108,434                               0

YEAR ENDED OCTOBER 31, 1994
                          MANAGEMENT FEE BEFORE
FUND                       WAIVER                     MANAGEMENT FEES PAID
Pacific Fund               $483,143                           $241,445
International Fund         $440,061                           $206,039

For the fiscal year ended October 31, 1995 the Pacific Fund paid management fees of $526,350 and the International Fund paid management fees of $517,232.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by a Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of each Fund, 2% of the next $70 million of average net assets of each Fund, and 1.5% of average net assets of each Fund in excess of $100 million.

The Agreements are in effect until April 30, 1996. Thereafter, they may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the Agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The Agreements may be terminated without payment of a penalty at any time by each Fund or by the Manager or Sub-advisor on 60-days' written notice and will automatically terminate in the event of assignment, as defined in the 1940 Act.

Templeton Global Investors, Inc. ("Business Manager"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, provides certain administrative facilities and services for certain of the Funds as described in each Prospectus. The Business Manager is employed through subcontracts by the Managers of the International and Pacific Funds.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Funds and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of each Funds' securities and other assets of the Funds. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Funds' independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to shareholders dated October 31, 1995.

HOW DO THE FUNDS PURCHASE SECURITIES FOR THEIR PORTFOLIOS?

Under the current management agreements with Advisers, the selection of brokers and dealers to execute transactions in each Fund's portfolio is made by Advisers or the Sub-advisor, as the case may be, in accordance with criteria set forth in the Agreements and any directions which the Board may give.

When placing a portfolio transaction, the Manager or Sub-advisor attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by each Fund is negotiated between Advisers or the Sub-advisor and the broker executing the transaction. Advisers or the Sub-advisor seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. Advisers or the Sub-advisor will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager or Sub-advisor, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. Each Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in each Fund's best interests, Advisers or the Sub-advisor may place portfolio transactions with brokers who provide the types of services described below, even if it means a Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisers or the Sub-advisor, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to a Fund or assist its advisers in carrying out their responsibilities to a Fund, or when it is otherwise in the best interest of a Fund to do so, whether or not such services may also be useful to the Manager or Sub-advisor in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, Advisers or the Sub-advisor may decide to execute transactions through brokers who provide quotations and other services to each Fund, specifically including the quotations necessary to determine the value of each Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to each Fund and the Manager or Sub-advisor in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager or Sub-advisor from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager or Sub-advisor to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager, Sub-advisor and their affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Funds' officers are satisfied that the best execution is obtained, the sale of each Fund's shares may also be considered as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions.



Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when either Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of each Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.



If purchases or sales of securities of either Fund and one or more other investment companies or clients supervised by Advisers or advised by the Sub-advisor are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers or the Sub-advisor, taking into account the respective sizes of the funds and/or clients and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as either Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to each Fund.

During the past three fiscal years ended October 31, 1993, 1994, and 1995 the Pacific Fund paid brokerage commissions totaling $102,203, $176,925, and $193,647 respectively, and the International Fund paid brokerage commissions totaling $57,590, $147,306, and $48,199 respectively.

As of October 31, 1995, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of either Fund must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which the Fund shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the each Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to either Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of its affiliates, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.



Shares of each Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Fund will be offered with the following schedule of sales charges:

                                                             SALES
          SIZE OF PURCHASE - IN U.S. DOLLARS                 CHARGE
          Up to $100,000                                     3%
          $100,000 to $1,000,000                             2%
          Over $1,000,000                                    1%



PURCHASES AND REDEMPTIONS THROUGH SECURITIES DEALERS

Orders for the purchase of shares of each Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with a Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

OTHER PAYMENTS TO SECURITIES DEALERS

As discussed in each Prospectus under "How Do I Buy Shares?" either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) for purchases made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT

You may qualify for a reduced sales charge on the purchase of shares, as described in each Fund's Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund signed Shareholder Application, with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed with such Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited in an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or your order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirment plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.



REDEMPTIONS IN KIND



Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of each Fund. In such circumstances, the securities distributed would be valued at the price used to compute each Fund's net assets. Should either Fund do so, you may incur brokerage fees in converting the securities to cash. Either Fund does not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.



REDEMPTIONS BY EACH FUND



Due to the relatively high cost of handling small investments, each Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right if your account has a value of $50 or more. In any event, before the Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.



REINVESTMENT DATE



Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.

REPORTS TO SHAREHOLDERS

The Funds send annual and semiannual reports regarding the Fund's performance and its portfolio holdings. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.



SPECIAL SERVICES



The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of each Fund. The cost of these services is not borne by either Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with each Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, each Fund may reimburse Investor Services an amount not to exceed the per account fee which each Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE FUND SHARES VALUED?

As noted in each Prospectus, the Funds calculate net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the Exchange on each day on which the Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every Exchange business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Exchange and on which the Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales and redemptions of its shares, as of the scheduled close of the Exchange each day that the Exchange is open for trading. This calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events occur which materially affect the values of these foreign securities, they will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value Fund shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.



ADDITIONAL INFORMATION REGARDING TAXATION

As stated in each Fund's Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of either Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of each Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by each Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.



The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to either Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by each Fund and received by the you on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.



Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.



All or a portion of the sales charge incurred in purchasing shares of each Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.



All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of each Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.



Each Fund's investment in options (including but not limited to written and purchased put and call options, options on stock indices, forward conversions, OTC options, the use of options in spread and straddle transactions, options on foreign currencies or on futures contracts on such foreign currencies, and options on financial, interest rate and stock index futures contracts), futures and forward contracts (including but not limited to financial, interest rate and stock index futures contracts, and forward currency exchange contracts and other currency hedging devices), and foreign securities and currencies (including the above options, and forwards and futures contracts on such currencies), and certain other securities transactions involving actual or deemed short sales, spreads, straddles or foreign currency gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, each Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.



Absent a tax election to the contrary, each such Section 1256 position held by either Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of each Fund's fiscal year, and all gain or loss associated with mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within either Fund. The acceleration of income on Section 1256 positions may require each Fund to recognize taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, each Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by either Fund.

When either Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit either Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within either Fund, resulting in additional short-short income for either Fund.

Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.



Foreign exchange gains and losses realized by the Funds in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Funds' income or loss from such transactions and in turn its distributions to you.



In order for each Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains, derived by a Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitute qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to each Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining each Fund's compliance with the 30% limitation. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% test described above or be deemed to be derived from the disposition of securities held less than three months in determining each Fund's compliance with the 30% limitation. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by the Funds in a PFIC would be treated as an excess distribution received by a Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which a Fund will be required to distribute to shareholders even though the fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.



The Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to its shareholders the pro rata share of foreign taxes paid by the Fund. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. You will be informed by the Funds at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Funds) to be included on their income tax returns.



THE FUNDS' UNDERWRITER



Pursuant to an underwriting agreement in effect until April 30, 1995, Distributors acts as principal underwriter in a continuous public offering for shares of the Funds. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90-days' written notice.



Distributors pays the expenses of distributing each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to the registration statement and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.



In connection with the offering of the Pacific Fund's shares, aggregate underwriting commissions for the fiscal years ended October 31, 1993, 1994, and 1995 were $214,144, $824,060 and $255,959 respectively. After allowances to dealers, Distributors retained $27,047, $101,327 and $28,742 respectively. For the International Fund's shares, aggregate underwriting commissions for the same fiscal periods were $170,962, $597,708 and $222,274 respectively. After allowances to dealers, Distributors retained $25,157, $77,152 and $25,127 respectively. Distributors may be entitled to reimbursement under the distribution plan of the Funds as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.



DISTRIBUTION PLAN



Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (collectively, "the Plan(s)") whereby each Fund may pay up to a maximum of 0.25% per annum of its average daily net assets for expenses incurred in the promotion and distribution of its shares.



Pursuant to the Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of each Fund's shares, including but not limited to the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Funds, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Funds, the Manager, TICI or Distributors or other parties on behalf of the Funds, the Manager, TICI or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.



To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Fund and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through April 30, 1996, and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or the underwriting agreement with Distributors, or by vote of a majority of each Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of such Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

For the fiscal year ended October 31, 1995, the Pacific Fund and the International Fund paid $101,772 and $113,904, respectively to underwriters pursuant to the Plans.



GENERAL INFORMATION

PERFORMANCE



As noted in the Prospectuses, each Fund may from time to time quote various performance figures to illustrate the Fund's past performance and may occasionally cite statistics to reflect their volatility or risk. Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by either Fund, be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by each Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each Fund to compute or express performance follows.



TOTAL RETURN



The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by the Funds, you should remember that the maximum front-end sales charge reflected in each quotation is a one time fee (charged on all direct purchases), which will have its greatest impact during the early stages of your investment in either Fund. This charge will affect actual performance less the longer you retain your investment in the Fund. Each Funds' average annual compounded rates of return for the indicated periods ended on October 31, 1995 were as follows:

                                       AVERAGE ANNUAL TOTAL RETURNS
FUND NAME                   ONE-YEAR PERIOD        PERIOD SINCE INCEPTION
                            ENDING 10/31/95        (9/20/91 TO 10/31/95)
PUBLIC OFFERING PRICE
Pacific Fund                        -9.75%                    10.30%
International Fund                  -2.82%                    9.40%
NET ASSET VALUE
Pacific Fund                        -5.48%                    11.53%
International Fund                  1.75%                     10.63%

These figures were calculated according to the SEC formula:

                                       n
                                  P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one- five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in each Prospectus, a Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as each Fund's average annual compounded rate, except they will be based on a Fund's actual return for a specified period rather than on its average return over one-, five-, and ten-year periods (or fractional portion thereof). The rates of total return from commencement of operations of each Fund to October 31, 1995 were as follows:

                                       AVERAGE ANNUAL TOTAL RETURNS
FUND NAME                   ONE-YEAR PERIOD         PERIOD SINCE INCEPTION
                            ENDING 10/31/95         (9/20/91 TO 10/31/95)
PUBLIC OFFERING PRICE
Pacific Fund                        -9.75%                    49.73%
International Fund                  -2.82%                    44.77%
NET ASSET VALUE
Pacific Fund                        -5.48%                    56.76%
International Fund                   1.75%                    51.56%

YIELD

Current yield reflects the income per share earned by the Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended on the date of the financial statements included herein was as follows:

FUND NAME                          30 DAY YIELDS
---------                          -------------
Pacific Growth                         3.80%
International Equity                   2.78%

These figures were obtained using the following SEC formula:

                                                6
                          Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period



CURRENT DISTRIBUTION RATE

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to each Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time.

                                   FISCAL YEAR-END DISTRIBUTION RATES

                                  PUBLIC                    NET ASSET
FUND NAME                     OFFERING PRICE                  VALUE
---------                     --------------                  -----
Pacific Fund                       1.05%                      1.10%
International Fund                 1.37%                      1.44%


VOLATILITY



Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the S&P's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.



OTHER PERFORMANCE QUOTATIONS



For investors who are permitted to purchase shares of each Fund at net asset value, sales literature pertaining to each Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of each Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.



Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.



A Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the Manager, Sub-advisor and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.



COMPARISONS



To help you better evaluate how an investment in either Fund may satisfy your investment objective, advertisements and other materials regarding either Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:



a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

k) Salomon Brothers World Government Bond Index - measures capitalization and performance return of foreign bond markets.

l) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.



m) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Datastream International, Frank Russell, Goldman Sachs, Morgan Stanley Capital International, Lehman Brothers and Bloomberg L.P.



n) Yields and total return of other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

o) Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the U.S.

p) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

q) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

r) Financial Times Actuaries Indices, including the FTA - World Index (and components thereof), which is based on stocks in the major world equity markets.

s) Morgan Stanley Capital International Indices, including the EAFE Index (and components thereof), which are based on stocks in major equity markets in Europe, Australia, and the Far East.



From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in such Fund. Such advertisements or information may include symbols, headlines, or other material which highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of such Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to each Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of such averages may not be identical to the formula used by each Fund to calculate its figures. In addition there can be no assurance that either Fund will continue this performance as compared to such other averages.



OTHER FEATURES AND BENEFITS



Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in either Fund cannot guarantee that such goals will be met.



MISCELLANEOUS INFORMATION



The Funds of the Trust are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States, and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than
3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 115 U.S. based mutual funds. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. As of December 7, 1995, the only shareholder known to hold beneficially or of record more than 5% of the Pacific Fund's outstanding shares was Franklin Resources, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, which held 324,110.978 shares of record or 9.2%.



Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

OWNERSHIP AND AUTHORITY DISPUTES



In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by either Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.



APPENDIX



DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P



AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust dated October 31, 1995, including the auditors' report, are incorporated herein by reference.













                         FRANKLIN INTERNATIONAL TRUST
                                  FORM N-1A
                                    PART C

                              Other Information

Item 24   Financial Statements and Exhibits

      a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1995, as filed with the SEC electronically on Form Type N-30D on December 27, 1995.

      (i)   Report of Independent Auditors - November 30, 1995

      (ii) Statements of Investments in Securities and Net Assets, October 31, 1995

      (iii) Statements of Assets and Liabilities, October 31, 1995

      (iv)  Statements of Operations for the year ended October 31, 1995

      (v) Statements of Changes in Net Assets for the years ended October 31, 1995 and 1994

      (vi)  Notes to Financial Statements

  b)  Exhibits:

The following exhibits are attached hereto, with the exception of 8(ii) and 14(i) which are incorporated by reference as noted.

 (1)   copies of the charter as now in effect;

        (i) Certificate of Trust of Franklin International Trust dated March 19, 1991

       (ii) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated March 22, 1991

        (iii) Agreement and Declaration of Trust of Franklin International Trust dated March 19, 1991

       (iv) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated August 20, 1991

       (v) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated May 14, 1992

  (2)   copies of the existing By-Laws or instruments corresponding thereto;

        (i)   By-Laws of Franklin International Trust

        (ii) Amendment to By-Laws of Franklin International Trust dated October 27, 1994

  (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

         Not Applicable

 (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

          Not Applicable

 (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

        (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated September 20, 1991

         (ii) Franklin Pacific Growth Fund Subadvisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc. dated January 1, 1993

         (iii) Franklin International Equity Fund Subadvisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc. dated January 1, 1993

 (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

         (i)   Distribution Agreement between Registrant and
                 Franklin/Templeton Distributors, Inc. dated September 20,
                 1991

         (ii) Forms of dealer agreements between Registrant and Franklin/Templeton Distributors, Inc.

 (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

         Not Applicable

(8)   copies of all custodian agreements and depository contracts under
        Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

       (i) Custodian Agreement between Registrant and Bank of America dated August 20, 1991

       (ii)  Custodian Agreement between Registrant and Citibank Delaware:
               1.  Citicash Management ACH Customer Agreement
               2.  Citibank Cash Management Services Master Agreement
               3.  Short Form Bank Agreement - Deposits and Disbursements of
               Funds
               Registrant: Franklin Premier Return Fund
               Filing: Post Effective Amendment No. 54 to Registration on Form N-1A
               File No. 2-12647
               Filing Date:  February 27, 1995

       (iii) Amendment to Custodian Agreement between Registrant and Bank of America dated April 12, 1995

       (iv) Custody Agreement between Franklin International Trust and Chase Manhattan Bank, NT & SA dated July 28, 1995

  (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

         Not Applicable

 (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

         (i)   Opinion and Consent of Counsel

 (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

         (i)   Consent of Independent Auditors

  (12)   all financial statements omitted from Item 23;

          Not applicable

 (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, advisor, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

         (i)   Letter of Understanding dated September 10, 1991

 (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

         (i)   Copy of model retirement plan
                 Registrant:  AGE High Income Fund, Inc.
                 Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                 File No. 2-30203
                 Filing Date:  August 1, 1989

 (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

         (i) Amended and Restated Distribution Plan Pursuant to Rule 12b-1 dated July 1, 1993

 (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

         (i)   Schedule for computation of performance quotations

  (17)  Power of Attorney

         (i)   Power of Attorney dated July 18, 1995

         (ii)  Certificate of Secretary dated July 18, 1995

  (27) Financial Data Schedule

         (i)  Financial Data Schedule for Franklin Pacific Growth Fund

         (ii) Financial Data Schedule for Franklin International Equity Fund

Item 25  Persons Controlled by or under Common Control with Registrant

  None

Item 26  Number of Holders of Securities

            As of October 31, 1995 the number of record holders of the Registrant's Funds were as follows:

                                                   Number of
            Title of Class                   Record Holders

            Beneficial Interest

            Franklin International
            Equity Fund                       11,306

            Franklin Pacific Growth Fund      12,451


Item 27 Indemnification

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28  Business and Other Connections of Investment Advisers

  a) Franklin Advisers, Inc.

  The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

  b) Templeton Investment Counsel, Inc.

  Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as each Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.


Item 29 Principal Underwriters

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of Franklin Gold Fund, Franklin Premier Return Fund, Franklin Equity Fund, AGE High Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Money Fund, Franklin California Tax-Free Income Fund, Inc., Franklin Federal Money Fund, Franklin Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Inc., Franklin Federal Tax-Free Income Fund, Franklin Tax-Free Trust, Franklin California Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Investors Securities Trust, Institutional Fiduciary Trust, Franklin Value Investors Trust, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Municipal Securities Trust, Franklin Managed Trust, Franklin Strategic Series, Franklin Real Estate Securities Trust, Franklin Templeton Global Trust, Franklin Templeton Money Fund Trust, Franklin Templeton Japan Fund, Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., and Templeton Variable Products Series Fund.

b) The information required by this Item 29 with respect to each director and officer of FTDI is incorporated by reference to Schedule A of Form BD filed by FTDI with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30 Location of Accounts and Records

  The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404

Item 31 Management Services

  There are no management-related service contracts not discussed in Part A or Part B.

Item 32 Undertakings

 a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

 b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of December, 1995.

                                   Franklin International Trust
                                   (Registrant)

                                   By:  Rupert H. Johnson, Jr.*
                                         Rupert H. Johnson, Jr., President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*                 Principal Executive Officer and Trustee
Rupert H. Johnson, Jr.                  Dated:  December 29, 1995

Martin L Flanagan                       Principal
Martin L. Flanagan                      Accounting Officer
                                        Dated:  December 29, 1995

Frank H. Abbott III*                    Trustee
Frank H. Abbott III                     Dated: December 29, 1995

Harris J. Ashton*                       Trustee
Harris J. Ashton                        Dated: December 29, 1995

Harmon E. Burns*                        Trustee
Harmon E. Burns                         Dated: December 29, 1995

S. Joseph Fortunato*                    Trustee
S. Joseph Fortunato                     Dated: December 29, 1995

David W. Garbellano*                    Trustee
David W. Garbellano                     Dated: December 29, 1995

Charles B. Johnson*                     Trustee
Charles B. Johnson                      Dated: December 29, 1995

Frank W.T. LaHaye*                      Trustee
Frank W.T. LaHaye                       Dated: December 29, 1995

Diomedes Loo-Tam*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated: December 29, 1995

Gordon S. Macklin*                      Trustee
Gordon S. Macklin                       Dated: December 29, 1995



*By /s/Larry L. Greene
    Larry L. Greene, Attorney-in-Fact
(Pursuant to Powers of Attorney filed herewith)